Execution Version
Exhibit 10.5
NOTICE OF TERMINATION OF COMMITMENT
OF REVOLVING CREDIT DECLINING LENDERS
Reference is hereby made to the Credit Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of February 14, 2023, among First Huntingdon Finance Corp. (the “Borrower”), Toll Brothers, Inc., the Lenders from time to time parties thereto and Mizuho Bank, Ltd. in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as herein defined.
Pursuant to Section 2.17 of the Credit Agreement, the Borrower has requested an extension (the “Revolving Credit Facility Extension”) of the Revolving Credit Facility Termination Date to February 7, 2030. Each of the Lenders listed on the signature pages hereto as a Revolving Credit Declining Lender (each a “Revolving Credit Declining Lender” and, collectively, the “Revolving Credit Declining Lenders”) has notified the Administrative Agent and the Borrower that it has declined to extend the Revolving Credit Facility Termination Date with respect to its Revolving Credit Commitment.
Pursuant to Section 2.21 of the Credit Agreement, the Borrower herby notifies the Administrative Agent and each of the Revolving Credit Declining Lenders that, upon and subject to the occurrence on the date hereof of the Revolving Credit Facility Extension, the Borrower is terminating the Revolving Credit Commitment of each Revolving Credit Declining Lender effective on and as of such date (such date, the “Declining Lender Termination Date”). As provided in Section 2.21 of the Credit Agreement, on the Declining Lender Termination Date, the Borrower shall pay to the Administrative Agent, for the account of the applicable Revolving Credit Declining Lender, in immediately available funds, all Loans and other sums payable to such Revolving Credit Declining Lender under the Revolving Credit Facility (for each such Revolving Credit Declining Lender, its “Payoff Amount”); provided that, by signing below, each Revolving Credit Declining Lender hereby waives any claim under Section 3.4 of the Credit Agreement by reason of such payment or any other claim for “breakage” or similar amounts; provided further that, as provided in Section 2.21 of the Credit Agreement, each Revolving Credit Declining Lender shall continue to be entitled to the benefits of Sections 3.1, 3.2, 3.5 and 10.6(b) of the Credit Agreement to the extent such Revolving Credit Declining Lender’s entitlement to such benefit arose out of its position as a Lender under the Revolving Credit Facility prior to the termination of its Revolving Credit Commitment on the Declining Lender Termination Date.
Each Revolving Credit Declining Lender that is an Issuing Bank (other than Texas Capital Bank and Capital One, National Association) acknowledges and agrees that arrangements acceptable to it have been made between the Borrower and such Revolving Credit Declining Lender regarding any collateral for any Letters of Credit issued by it under the Credit Agreement. As a result, subject to the occurrence of the Revolving Credit Facility Extension, effective on and as of the Declining Lender Termination Date, all Letters of Credit issued (or deemed issued) by such Revolving Credit Declining Lender (other than Texas Capital Bank and

Capital One, National Association) under the Credit Agreement shall, upon the payment in immediately available funds to such Revolving Credit Declining Lender of the Payoff Amount for such Revolving Credit Declining Lender, cease to be Facility Letters of Credit under the Credit Agreement. In furtherance thereof, each Revolving Credit Declining Lender (other than Texas Capital Bank and Capital One, National Association) waives any rights under Sections 3.4, 4.6 or 4.9 of the Credit Agreement.
Notwithstanding anything to the contrary herein, Texas Capital Bank and Capital One, National Association (but not either of the other Revolving Credit Declining Lenders), acknowledge that on the date hereof, each are entering into a Commitment and Acceptance pursuant to which Texas Capital Bank and Capital One, National Association shall be a “New Accepting Lender” (as defined therein) with a Revolving Credit Commitment of $30,000,000 and $55,000,000, respectively. Nothing herein shall affect Texas Capital Bank’s or Capital One, National Association’s rights and obligations as a New Accepting Lender thereunder.
This Notice of Termination of Commitment of Revolving Credit Declining Lenders (this “Notice”) may not be amended or any provision hereof waived or modified except in a writing signed by each of the parties hereto.
THIS NOTICE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
This Notice may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Notice by facsimile transmission, e-mail or other electronic transmission (e.g., a “pdf,” “tiff” or “Docusign”) shall be effective as delivery of a manually executed counterpart hereof. For purposes hereof, the words “execution,” “execute,” “executed,” “signed,” “signature” and words of like import shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formulations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transaction Act.
February 7, 2025

Very truly yours,

FIRST HUNTINGDON FINANCE CORP By: /s/ Gregg L. Ziegler Name: Gregg L. Ziegler Title: Senior Vice President & Treasurer

TOLL BROTHERS, INC. By: /s/ Gregg L. Ziegler Name: Gregg L. Ziegler Title: Senior Vice President & Treasurer

[Signature Page to Notice of Termination of Commitment of Revolving Credit Declining Lenders]

AGREED AND ACCEPTED:
ADMINISTRATIVE AGENT:
MIZUHO BANK LTD, as Administrative Agent By: /s/ Donna DeMagistris Name: Donna DeMagistris Title: Managing Director

REVOLVING CREDIT DECLINING LENDERS:
TEXAS CAPITAL BANK By: /s/ Lauren Alvarez Name: Lauren Alvarez Title: Vice President

CITIBANK, N.A. By: /s/ Michael Vondriska Name: Michael Vondriska Title: Vice President

THE BANK OF EAST ASIA, LIMITED By: /s/ Chong Tang Name: Chong Tang Title: Deputy GM
By: /s/ James Hua Name: James Hua Title: Deputy GM

CAPITAL ONE, NATIONAL ASSOCIATION By: /s/ Jessica W. Phillips Name: Jessica W. Phillips Title: Authorized Signatory

[Signature Page to Notice of Termination of Commitment of Revolving Credit Declining Lenders]